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Exhibit 10.2

INDEPENDENT AUDITOR'S CONSENT

        We consent to the use in this Registration Statement of Rinker Group Limited on Form 20-F of our report dated May 20, 2003 except for Notes 38 and 39, as to which the date is June 25, 2003, appearing in this Registration Statement.

        We also consent to the reference to us in "Item 10.G — Statement by Experts" in this Registration Statement.

/s/ Deloitte Touche Tohmatsu

Deloitte Touche Tohmatsu
Chartered Accountants

Sydney, Australia

September 25, 2003

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  Exhibit 10.2
INDEPENDENT AUDITOR'S CONSENT